            Annual Report

                         CAPITAL
                         APPRECIATION
                         FUND
                         -----------------
                         DECEMBER 31, 1999
                         -----------------


[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Capital Appreciation Fund

 .    Powered by the technology sector, the stock market generated an unprecedented fifth straight year of gains over 20%.

 .    The market's advance was exception-ally narrow; close to half of all stocks in the S&P 500 Stock Index declined in 1999.

 .    The fund lost ground in the second half but recorded a moderate gain for the year.

 .    Energy holdings performed well for the year, but rising interest rates hurt bond holdings.

 .    When the current speculative stock market environment ends, as we believe it will, the fund's emphasis on capital conservation should be rewarding for shareholders.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Bodies in motion stay in motion. That basically sums up the continuing surge in technology stocks in 1999. Several forces -- the economy, Y2K, the Internet, and the IPO boom -- boosted their momentum as technology powered the market to an unprecedented fifth straight year of gains in excess of 20%. Leadership was exceptionally narrow, with only seven stocks providing half of the gain of the Standard & Poor's 500 Stock Index. Minus technology, the index returned only 3.1% last year (based on Leuthold data).

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/99                     6 Months    12 Months
--------------------------------------------------------------------------------
Capital Appreciation Fund                   -1.57%       7.07%
S&P 500                                      7.71       21.04
Lipper Mid-Cap Value
Funds Average                                0.80        9.68

Newton didn't have Wall Street in mind when he formulated his law on the conservation of momentum, but it seemed relevant to the financial markets last year. In crude terms, if one area has a lot of momentum, another has little. Technology stocks enjoyed the lion's share, while income-oriented stocks, value stocks, and bonds of any kind -- all important holdings in your fund -- languished.

The Capital Appreciation Fund, with its emphasis on risk avoidance, diversification, and valuation, declined in the second half but rose modestly for the year. Results paled next to funds investing in what you might call the "velocity sector" and next to the broad market as measured by the Standard & Poor's 500 Stock Index. Your fund's results were closer to the orbit of its new Lipper category, introduced in this report. Previously, Lipper Inc. assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, price/earnings ratios and other valuation measures, earnings growth rates, and so on. While Lipper may have reconfigured its categories, your fund's investment program and strategy have not changed during the 13 years since its inception.

YEAR-END DISTRIBUTIONS

On December 14, 1999, the fund's Board of Trustees declared an income dividend of $0.50 per share, a long-term capital gain of $0.86 per share, and a short-term gain of $0.27 per share payable to shareholders of record on that date. You should have already received your check or statement reflecting these distributions as well as our Form 1099-DIV reporting them for tax purposes for taxable accounts.

MARKET ENVIRONMENT

If every action has an equal and opposite reaction, then logic and historical precedent tells us that rising interest rates should have resulted in falling stock prices. Well, it didn't happen in 1999. We had one of the century's worst bond markets, with Treasury bond rates moving from approximately 5% to 6.5%, yet equity prices were buoyant -- at least some were. Confident that today's rising prices would be repeated tomorrow, investors poured money into a record number of initial public offerings (IPOs) and into mutual funds focusing on growth, technology, and indexes. The funds, in turn, bought more of the hot stocks, perpetuating the upward spiral.

Another notable feature of the market was the uneven application of basic investment principles. Investors severely punished many stocks of solid companies whose earnings failed to meet expectations, while lavishly rewarding stocks of other companies with no earnings or even prospects of earnings. A study of companies with negative 1999 earnings found that, on average, prices of the 31 largest doubled. Close to half of all stocks in the S&P 500 declined in 1999.

The index itself has been changed by the pattern of returns in recent years and by its stock selection biases. Its center of gravity has shifted substantially from mainstream blue chips to technology -- now a 30% weight. This development brings to mind the early 1980's energy boom, when that industry had similar dominance in the index. We observe in passing that only 5% of the money invested in technology stocks today would pretty much buy the entire electrical utility industry.

THE ECONOMY

The market's amazing run would not have occurred without another amazing run -- the economy's ninth straight year of expansion. At present, the only negative seems to be that it's a mite too strong. The Federal Reserve, led by an aging super hero, has signaled that further interest rate hikes are probably needed to avoid a buildup of inflationary pressures. We note that Fed rate hikes risk creating an inverted or "negative" yield curve. (The curve is a graph of yields plotted by maturity. Typically, one must pay a higher rate to borrow for a longer period, so the resulting line slopes "positively" from lower left to upper right.) An inverted curve means it costs more to borrow for, say, three months than 30 years and is often associated with financial distress. Inverted curves have often preceded a slowdown in economic growth. Obviously, the Fed will try to walk a fine line and not cause too much slowing or disruption, and so far, it has done just that.

For the pessimists among us, there are always a few worries. Individuals and corporations have been busy leveraging their finances with borrowing that now reaches a record 92% of GDP. Fiscal improvement by the federal government is only a partial counterbalance. Other potential problems include unprecedented holdings of our debt by foreigners as well as the trade deficit that created the mess. Bottom line: we've got some big-picture financial problems, but unless something unusual hinders our fiscal and monetary tools, things look fine.

A DIGRESSION ON THE "NEW ECONOMY"

Despite humiliating dependence on my son's computer skills, even I can recognize the Internet's dramatic impact. For starters, distribution company profitability is being squeezed, with books and similar branded products looking particularly vulnerable. But how much can be done on the Internet? Will we use it to buy all our groceries? Or million dollar gas turbines? Or customized chemicals? Maybe not. More important, even if Internet use spreads far beyond my imagination, I doubt that it has permanently raised productivity growth or that it will permanently hold down inflation. New technologies have always had a key but lumpy impact on productivity. Certainly, the introduction of electricity or the automobile was more important than the Internet, and history shows that their productivity boost gradually declined. Computers may be mankind's greatest invention (although Einstein said it was compound interest) but won't their use eventually reach mathematical limits? The Internet's impact on future inflation seems similar. Yes, many distributors will be squeezed, but why, for example, should the Internet permanently impair the pricing of primary producers of commodities like copper and other metals? With our economy's growth, we typically need more "stuff." Companies that produce it have to earn returns on capital employed, and for most of the past 30 years such returns have been barely adequate. Lower prices will simply mean shortages at cyclical demand peaks; then prices will jump.

Admittedly, my opinion is just that. When considering the current frenzy surrounding Internet investments, however, my skepticism is augmented by observable "old economy" investment excesses. Internet stocks with practically no true revenues and nothing but losses in sight are being accorded huge market value. Of course, it's possible that one or even several of these companies will succeed, but most will surely disappear into a black hole, from whence, as physics teaches us, nothing returns. The faithful chant that "it's different this time" -- and with technology that is sometimes partially true -- but much remains the same. New as well as "old" economies are always affected by taxes and interest rates. More important is the role of people and their emotions. Right now, greed and the ecstasy that accompanies early success are clearly running rampant. If this isn't a financial bubble, perhaps bubbles are impossible to recognize.

PORTFOLIO HIGHLIGHTS

Our diversification by asset class remained largely the same over the course of 1999. The bond position (see chart) appears to have crept upward, but that is explained by our plan to "cash in" a large Treasury holding maturing in February 2000. Despite being cautious toward equities in general, we are finding plenty of attractive issues. In fact, as I write we are actively adding to seven positions, and our commitment to equities may well rise in the near term. Returns by portfolio asset class in 1999 were led by convertibles at about 10%, with bonds and preferreds being worst at just over 1%. Given our avoidance of tech stocks, our equity returns (about 7%) were reasonable in view of the overall anemic performance of most non-technology stocks.

A table following this letter breaks out the best and worst individual

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------

Preferred Stocks         1%
Reserves                 4%
Bonds                   14%
Convertibles            26%
Common Stocks           55%

Based on net assets as of 12/31/99.

contributors to performance. As mentioned six months ago, we have been extremely pleased with our holdings of Canadian forestry stocks, MacMillan Bloedel (now merged into Weyerhaeuser) and Domtar. We began buying these in mid-1998 and were gratified with their quick price climb. Both positions have now been substantially reduced. Energy stocks were another success story in 1999. Three companies, Mitchell Energy & Development, Amerada Hess, and Murphy Oil, made the top-10 list for 12 months. Surprisingly, the energy stocks did little over the second half of the year. Investors and commodity traders alike expect that today's high oil prices will fall in the next several months and, therefore, haven't been enthusiastic. We remain a bit more optimistic about oil prices and these holdings. Media stocks including New York Times and Chris-Craft remained strong contributors to performance. We identified this industry over 10 years ago as having good growth prospects and underpriced stocks.

Loews, a diversified holding company, and Philip Morris of "Marlboro" fame were our two biggest individual stock disappointments in 1999. Don't be surprised if we continue to modestly add to these positions, despite the pain. We have also been adding to our electric utility holdings (among the worst contributing industries as presented on page 9) and Rouse, a real estate investment trust
(REIT) with major exposure to shopping malls (an anti-Internet investment?). Tennessee Valley Authority bonds with their unique terms did much better than similar maturity government agency bonds. Furthermore, the table does not count current interest received, which about offset the price decline. Given the likelihood of further interest rate hikes we are pondering this position.

FUND OPERATING GUIDELINES


Since inception, we have operated the fund with seven straightforward guidelines. We believe them to be unique and worth repeating.

     .    We work as hard to reduce risk as to maximize gain.

     .    Attractively priced value stocks (as opposed to growth stocks) are our investment of choice.

     .    We will make short-term, opportunistic investments as well as more typical long-term ones.

     .    No type of investment is off-limits (bonds, stocks, convertibles, etc.) if the risk/reward characteristics are attractive.

     .    Our decisions reflect case-by-case investment judgment; we have no all-encompassing formula.

     .    Our asset allocations result largely from individual security decisions, not vice versa.

     .    In general, we favor large-cap stocks over small-cap, because we like to take big positions, making the most of intensive analysis of individual securities.

In addition, several personal investment prejudices also influence our decisions. Briefly:

     .    We like "good" accounting. Pooling mergers, big extraordinary charges, and mammoth stock options to management are not good accounting.

     .    We like stable businesses, particularly when investing in companies with problems. We tend to buy oil companies, electrical utilities, and food companies that are attractively priced.

     .    Companies that own assets that themselves are actively traded -- like
           TV stations, forest lands, oil fields, and gold mines -- will always be considered. We find elegance in comparing stock market values to so-called private market values.

OUTLOOK

For short periods, a multitude of factors affect stock price changes -- investor enthusiasm, promises by presidential candidates, and financial misrepresentation are but a few that spring to mind these days. We believe, however, that valuation, interest rates, and the economy are the critical vectors in any practical force diagram. The first has a potential flywheel effect; the second and third are more dynamic. Low valuations help support prices if there are problems, while today's high valuations suggest greater risk. Interest rates were a negative in 1999 and will be so again this year, we believe. The economy, last year's big positive, looks strong but will probably decelerate. It's important to remember, however, that interest rates and the economy are interrelated and are being successfully manipulated by the Federal Reserve. A natural balancing, which the Fed clearly intends to reinforce, should be more than enough to keep financial markets reasonably stable. Which isn't to suggest we anticipate another big year for equities -- we don't.

Bottom line, the outlook is pretty good, with no more worries than usual. What concerns us is that investors in aggregate seem to think

 ... THERE IS A MANIC QUALITY ABOUT TODAY'S INVESTING BOOM.

there are no worries at all. Broad stock indices went up way too much in 1999 considering the interest rate environment, and there is a manic quality about today's investing boom. Have you noticed that whole TV programs can air with nothing but financial services commercials? Twenty years ago (when stock prices were low), you never saw one such ad. There is something unique about investment purchases versus other types. Other things being equal, most goods are considered more attractive at lower prices. Securities, on the other hand, are considered more desirable when their prices have gone up -- the more the better. Does this make sense? Are all your other life experiences irrelevant? We think not.

We are optimistic about the fund's prospects. Many equities we hold have not shot up in price. They are cheap, and the underlying companies have significant value. Our bonds and convertibles meet rational criteria designed to maximize fund returns versus the risks we take. Admittedly, it's disappointing that 1999 results didn't compare better with others', but we have a straightforward strategy that makes sense. Nothing corrodes judgment like watching others get rich quickly, but that is when common sense is most important.

We find consolation in the inevitable movement back to a more probable state. After all, what could be more improbable than that the amazingly narrow market of 1998 would get even narrower in 1999? Regardless of recent events, we remain committed to our conservative investment approach. In closing, let me remind you of my two investment rules: one, don't lose your money, and two, don't forget rule number one.


Respectfully submitted,

/s/ Richard P. Howard

Richard P. Howard
President and Chairman of the Investment Advisory Committee

January 24, 2000

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


Ten Best Contributors                   Ten Worst Contributors
--------------------------------------------------------------------------------
Chris-Craft                   15 cents  Loews                          -14 cents
New York Times                 8        Philip Morris                    9
Newmont Mining                 7        Rouse                            7
Murphy Oil                     5        Reebok                           7
Mitchell Energy & Development  4        FirstEnergy/Cleveland Electric   6
Motorola                       3        Niagara Mohawk Holdings          6
Domtar                         3        J.C. Penney                      5
Chiron *                       3        Union Pacific Capital Trust      5
Kerr-McGee                     2        Hilton Hotels                    4
Smith & Nephew                 2        Great Lakes Chemical             3
--------------------------------------------------------------------------------
Total                         52 cents  Total                          -66 cents


12 Months Ended 12/31/99

Ten Best Contributors                   Ten Worst Contributors
--------------------------------------------------------------------------------
McMillan Bloedel **           22 cents  Loews                          -23 cents
Chris-Craft                   16        Philip Morris                   15
Mitchell Energy & Development 12        FirstEnergy/Cleveland Electric  10
New York Times                 9        Rouse                            8
Domtar                         9        Tennessee Valley Authority       7
Newmont Mining                 9        Niagara Mohawk Holdings          5
Amerada Hess                   9        Hilton Hotels                    4
Murphy Oil                     9        J.C. Penney                      4
Mandalay Resort Group          7        Octel                            4
U.S. Cellular *                6        Reebok                           4
--------------------------------------------------------------------------------
Total                        108 cents  Total                          -84 cents

 *   Position eliminated
**   Acquired by another company

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

PERFORMANCE CONTRIBUTIONS

6 Months Ended 12/31/99                        Cents-Per-Share      Percent of
Sector                                            Contribution      Net Assets
--------------------------------------------------------------------------------
Basic Materials                                             11 cents       10%
Business Services and Transportation                         2              4
Capital Equipment                                            -              -
Consumer Cyclicals                                         -14              5
Consumer Nondurables                                       -20              4
Consumer Services                                           15             17
Energy                                                       4             12
Financial                                                  -22              9
Process Industries                                          -3              7
Technology                                                   5              1
Utilities                                                  -22             15
U.S. Governments                                            -8              9
Miscellaneous                                                2              3
Reserves and Income                                         26              4
--------------------------------------------------------------------------------
Total Portfolio                                            -24 cents      100%

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                    Percent of
                                                                    Net Assets
                                                                      12/31/99
--------------------------------------------------------------------------------
Tennessee Valley                                                          6.7%
Loews                                                                     5.3
Amerada Hess                                                              5.2
Niagara Mohawk                                                            3.7
Chris-Craft                                                               3.3
--------------------------------------------------------------------------------
Rouse                                                                     3.1
Washington Post                                                           2.9
Newmont Mining                                                            2.7
Homestake Mining                                                          2.7
Inco                                                                      2.5
--------------------------------------------------------------------------------
Texaco                                                                    2.3
New York Times                                                            2.3
Times Mirror                                                              2.3
Murphy Oil                                                                2.2
Hilton Hotels                                                             2.1
--------------------------------------------------------------------------------
Union Pacific Capital Trust                                               1.8
FirstEnergy/Cleveland Electric                                            1.8
Mitchell Energy & Development                                             1.7
Waste Management                                                          1.7
Lonrho                                                                    1.5
--------------------------------------------------------------------------------
Great Lakes Chemical                                                      1.4
Weyerhaeuser                                                              1.3
Mandalay Resort Group                                                     1.3
Roche Holdings                                                            1.3
Teck                                                                      1.2
--------------------------------------------------------------------------------
Total                                                                    64.3%

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                      S&P 500 Index      Capital Appreciation Fund
                      -------------      -------------------------

     12/31/89             10,000                     10,000
     12/31/90              9,690                      9,875
     12/31/91             12,642                     12,007
     12/31/92             13,605                     13,131
     12/31/93             14,976                     15,188
     12/31/94             15,174                     15,764
     12/31/95             20,876                     19,322
     12/31/96             25,669                     22,572
     12/31/97             34,233                     26,229
     12/31/98             44,017                     27,743
     12/31/99             53,278                     29,704


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/99             1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Capital Appreciation Fund           7.07%      9.59%       13.51%      11.50%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                      Year
                                     Ended
                                  12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
NET ASSET VALUE
Beginning of period              $   13.22    $   14.71    $   14.47    $   13.67    $   12.10

Investment activities
 Net investment income (loss)         0.51         0.49         0.50         0.60         0.43
 Net realized and
 unrealized gain (loss)               0.41         0.34         1.82         1.70         2.30

 Total from
 investment activities                0.92         0.83         2.32         2.30         2.73

Distributions
 Net investment income               (0.50)       (0.50)       (0.50)       (0.60)       (0.44)
 Net realized gain                   (1.13)       (1.82)       (1.58)       (0.90)       (0.72)

 Total distributions                 (1.63)       (2.32)       (2.08)       (1.50)       (1.16)

NET ASSET VALUE
End of period                    $   12.51    $   13.22    $   14.71    $   14.47    $   13.67
                                 --------------------------------------------------------------

Ratios/Supplemental Data

Total return*                         7.07%        5.77%       16.20%       16.82%       22.57%
Ratio of total expenses to
average net assets                    0.88%        0.62%        0.64%        0.76%        0.97%
Ratio of net investment
income (loss) to average
net assets                            3.44%        3.04%        3.17%        4.07%        3.28%
Portfolio turnover rate               28.3%        52.6%        48.3%        44.2%        47.0%
Net assets, end of period
(in millions)                    $     856    $   1,004    $   1,060    $     960    $     864

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                                             December 31, 1999

-----------------------
STATEMENT OF NET ASSETS                                Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands

COMMON STOCKS 54.7%

FINANCIAL 6.4%

Bank and Trust 0.2%
Bank fuer International Zahlung (CHF)                         330  $     1,865
                                                                   -------------
                                                                         1,865
                                                                   -------------
Insurance 4.3%
Loews                                                     536,000       32,529
Unitrin                                                   100,000        3,769
                                                                   -------------
                                                                        36,298
                                                                   -------------
Financial Services 1.9%
Homefed *                                                 240,618          214
Leucadia National                                         395,000        9,134
White Mountains Insurance Group                            59,000        7,110
                                                                   -------------
                                                                        16,458
                                                                   -------------
Total Financial                                                         54,621
                                                                   -------------

UTILITIES 7.1%

Electric Utilities 7.1%
FirstEnergy                                               600,000       13,612
Kansas City Power & Light                                 340,000        7,501
Niagara Mohawk *                                        2,210,000       30,802
Unisource Energy *                                        830,000        9,286
                                                                   -------------
Total Utilities                                                         61,201
                                                                   -------------

CONSUMER NONDURABLES 3.2%

Food Processing 0.4%
McCormick                                                 121,000        3,600
                                                                   -------------
                                                                         3,600
                                                                   -------------
Hospital Supplies/Hospital Management 1.1%
Smith & Nephew (GBP)                                    2,850,000        9,575
                                                                   -------------
                                                                         9,575
                                                                   -------------
Health Care Services 0.2%
Aetna                                                      38,000        2,121
                                                                   -------------
                                                                         2,121
                                                                   -------------
13

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands
Miscellaneous Consumer Products 1.5%

Philip Morris                                             360,000  $     8,347
Reebok *                                                  500,000        4,094
                                                                   -------------
                                                                        12,441
                                                                   -------------
Total Consumer Nondurables                                              27,737
                                                                   -------------

CONSUMER SERVICES 12.4%

General Merchandisers 0.3%
J.C. Penney                                               125,000        2,492
                                                                   -------------
                                                                         2,492
                                                                   -------------
Specialty Merchandisers 1.5%
Petrie Stores Liquidation Trust *                       2,585,000        6,462
Toys "R" Us *                                             440,000        6,298
                                                                   -------------
                                                                        12,760
                                                                   -------------
Entertainment and Leisure 1.4%
Mandalay Resort Group *                                   560,000       11,270
Reader's Digest (Class B)                                  29,000          768
                                                                   -------------
                                                                        12,038
                                                                   -------------
Media and Communications 9.2%
Chris-Craft                                               388,000       27,984
Meredith                                                  135,000        5,628
New York Times (Class A)                                  405,000       19,896
Washington Post (Class B)                                  44,900       24,959
                                                                   -------------
                                                                        78,467
                                                                   -------------
Total Consumer Services                                                105,757
                                                                   -------------
CONSUMER CYCLICALS 1.5%

Building and Real Estate 1.0%
Rouse                                                     410,000        8,712
                                                                   -------------
                                                                         8,712
                                                                   -------------
Miscellaneous Consumer Durables 0.5%
Polaroid                                                  210,000        3,951
                                                                   -------------
                                                                         3,951
                                                                   -------------
Total Consumer Cyclicals                                                12,663
                                                                   -------------
14

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands
BUSINESS SERVICES AND TRANSPORTATION 1.7%

Transportation Services 0.9%
Overseas Shipholding Group                                550,000  $     8,147
                                                                   -------------
                                                                         8,147
                                                                   -------------
Railroads 0.8%
Canadian Pacific                                          300,000        6,469
                                                                   -------------
                                                                         6,469
                                                                   -------------
Total Business Services and Transportation                              14,616
                                                                   -------------

ENERGY 11.6%

Exploration and Production 1.7%
Mitchell Energy & Development (Class A)                     5,000          110
Mitchell Energy & Development (Class B)                   672,000       14,490
                                                                   -------------
                                                                        14,600
                                                                   -------------
Integrated Petroleum - Domestic 7.8%
Amerada Hess                                              780,000       44,265
Kerr-McGee                                                 53,000        3,286
Murphy Oil                                                333,000       19,106
                                                                   -------------
                                                                        66,657
                                                                   -------------
Integrated Petroleum - International 2.1%
Texaco                                                    325,000       17,652
                                                                   -------------
                                                                        17,652
                                                                   -------------
Total Energy                                                            98,909
                                                                   -------------
PROCESS INDUSTRIES 6.9%

Diversified Chemicals 1.0%
Cabot                                                     430,000        8,761
                                                                   -------------
                                                                         8,761
                                                                   -------------
Specialty Chemicals 3.5%
Great Lakes Chemical                                      313,000       11,953
Imperial Chemical ADR                                     215,000        9,151
Octel *+                                                  835,000        8,663
                                                                   -------------
                                                                        29,767
                                                                   -------------
Forest Products 1.6%
Domtar                                                    187,000        2,197
Weyerhaeuser                                              160,000       11,490
                                                                   -------------
                                                                        13,687
                                                                   -------------
15

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands
Building and Construction 0.8%
Johns Manville                                            505,000  $     7,070
                                                                   -------------
                                                                         7,070
                                                                   -------------
Total Process Industries                                                59,285
                                                                   -------------

BASIC MATERIALS 3.4%

Mining 3.4%
Homestake Mining                                          675,000        5,273
Lonrho Africa (GBP)                                       575,000          297
Newmont Mining                                            955,000       23,398
                                                                   -------------
Total Basic Materials                                                   28,968
                                                                   -------------
Total Miscellaneous Common Stocks 0.5%                                   4,622
                                                                   -------------
Total Common Stocks (Cost $414,499)                                    468,379
                                                                   -------------
PREFERRED STOCKS 1.3%

Cleveland Electric, (Series L)                             19,000        1,905
Entergy-GSU (Series B)                                     23,000        1,144
Kemper, (Series E), (144a)                                150,000        7,800
Niagara Mohawk (Series A)                                  14,000          350
Niagara Mohawk (Series B)                                   9,000          221
Niagara Mohawk (Series C)                                   5,000          124
                                                                   -------------
Total Preferred Stocks (Cost $9,964)                                    11,544
                                                                   -------------
CONVERTIBLE PREFERRED STOCKS 4.3%

Reckson Associates Realty, Cv. Pfd., (Series A), 7.625%    36,000          720
Rouse, Cv. Pfd., 6.00%                                    535,000       17,454
Union Pacific Capital Trust, 6.25%                        370,000       15,402
Miscellaneous Convertible Preferred Stocks                               3,163
                                                                   -------------
Total Convertible Preferred Stocks (Cost $46,619)                       36,739
                                                                   -------------
CORPORATE BONDS 0.8%

Bellsouth Telecommunications, Deb. Notes
    5.85%, 11/15/45                                    $7,000,000        6,954
                                                                   -------------
Total Corporate Bonds (Cost $6,996)                                      6,954
                                                                   -------------
16
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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands

CONVERTIBLE BONDS 21.4%

Exide, (144a), 2.90%, 12/15/05                      $   2,300,000  $     1,185
Healthsouth, 3.25%, 4/1/03                             11,000,000        8,527
Hilton Hotels, 5.00%, 5/15/06                          23,500,000       17,919
Homestake Mining
    5.50%, 6/23/00                                      4,025,000        3,897
    Sub. Deb., (144a), 5.50%, 6/23/00                  14,020,000       13,573
Inco, Deb. Notes
    5.75%, 7/1/04                                      21,000,000       20,134
    7.75%, 3/15/16                                      1,500,000        1,292
Kerr- McGee, Zero Coupon, 5/15/14                       1,000,000          936
Loews, 3.125%, 9/15/07                                 15,500,000       12,758
LONMIN Finance, 6.00%, 2/27/04 (GBP)                    7,400,000       12,155
McKesson, Sub. Deb. Notes, 4.50%, 3/1/04                3,000,000        2,625
Motorola, LYONs, Zero Coupon, 9/27/13                   2,900,000        4,789
Ogden, Sub. Deb. Notes, 5.75%, 10/20/02                   500,000          426
Pep Boys, Sub. Notes, Zero Coupon, 9/20/11             10,200,000        5,151
Phycor, 4.50%, 2/15/03                                  5,900,000        3,098
Potomac Electric Power, Deb. Notes, 5.00%, 9/1/02       5,000,000        4,687
Roche Holdings, LYONs, (144a), Zero Coupon, 5/6/12     22,000,000       11,192
Teck, 3.75%, 7/15/06                                   13,300,000        9,842
Times Mirror, Zero Coupon, 4/15/17                     39,000,000       19,256
Waste Management, 4.00%, 2/1/02                        16,500,000       14,449
Miscellaneous Convertible Bonds                                         14,906
                                                                   -------------
Total Convertible Bonds (Cost $188,069)                                182,797
                                                                   -------------
U.S. GOVERNMENT OBLIGATIONS/
AGENCIES 12.9%

Federal National Mortgage Assn.
    MTN, 5.37%, 2/7/01                                  5,000,000        4,942
    6.375%, 1/16/02                                     5,000,000        4,979
Tennessee Valley Authority
    5.88%, 4/1/36                                      32,000,000       30,041
    5.98%, 4/1/36                                      10,000,000        9,361
    6.235%, 7/15/45                                    18,400,000       18,337

17
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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands
U.S. Treasury Notes
    5.875%, 2/15/00 - 9/30/02                       $  32,900,000  $    32,833
    6.125%, 7/31/00                                     2,000,000        2,003
    6.25%, 4/30 - 10/31/01                              8,000,000        8,004
                                                                   -------------
Total U.S. Government Obligations/Agencies
(Cost $114,420)                                                        110,500
                                                                   -------------
MUNICIPAL BONDS 0.7%

California State, 5.25%, 10/1/11                        5,450,000        5,488
                                                                   -------------
Total Municipal Bonds (Cost $6,041)                                      5,488
                                                                   -------------
OPTIONS WRITTEN (0.0)%

Weyerhaeuser, Call, 1/22/00 @ $65.00                         (260)        (202)
                                                                   -------------
Total Options Written (Cost $(175))                                       (202)
                                                                   -------------
OPTIONS PURCHASED 0.0%

Motorola, Put, 1/21/00 @ $95.00                               255            3
Motorola, Put, 1/22/00 @ $110.00                              255           11
Motorola, Put, 4/22/00 @ $130.00                              120           98
Weyerhaeuser, Put, 1/22/00 @ $75.00                           250          108
                                                                   -------------
Total Options Purchased (Cost $1,408)                                      220
                                                                   -------------
SHORT-TERM INVESTMENTS 4.2%

Money Market Funds 4.2%
Reserve Investment Fund, 6.16% #                       35,957,063       35,957
                                                                   -------------
Total Short-Term Investments (Cost $35,957)                             35,957
                                                                   -------------

18
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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Total Investments in Securities
100.3% of Net Assets (Cost $823,798)                               $   858,376

Other Assets Less Liabilities                                           (2,610)
                                                                   -------------

NET ASSETS                                                         $   855,766
                                                                   -------------
Net Assets Consist of:
Accumulated net investment income - net of distributions           $       561
Accumulated net realized gain/loss - net of distributions               22,282
Net unrealized gain (loss)                                              34,578
Paid-in-capital applicable to 68,380,827 shares of no par
value capital stock outstanding; unlimited shares authorized           798,345
                                                                   -------------

NET ASSETS                                                         $   855,766
                                                                   -------------

NET ASSET VALUE PER SHARE                                          $     12.51
                                                                   -------------

    # Seven-day yield
    + Affiliated company
    * Non-income producing
   GO Government Obligation
LYONs Liquid Yield Option Notes
  MTN Medium term note
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 3.9% of net assets.
  CHF Swiss franc
  GBP British sterling
  ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

19
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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                          Year
                                                                         Ended
                                                                      12/31/99
Investment Income (Loss)
Income
 Interest                                                          $    23,006
 Dividend                                                               17,436
                                                                   -------------
 Total income                                                           40,442
                                                                   -------------
Expenses
 Investment management                                                   5,793
 Shareholder servicing                                                   2,083
 Custody and accounting                                                    165
 Prospectus and shareholder reports                                        144
 Registration                                                               52
 Legal and audit                                                            15
 Trustees                                                                    8
 Miscellaneous                                                               6
                                                                   -------------
 Total expenses                                                          8,266
 Expenses paid indirectly                                                   (6)
                                                                   -------------
 Net expenses                                                            8,260
                                                                   -------------
Net investment income (loss)                                            32,182
                                                                   -------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                             78,692
 Foreign currency transactions                                             (43)
                                                                   -------------
 Net realized gain (loss)                                               78,649
                                                                   -------------
Change in net unrealized gain or loss
 Securities                                                            (47,161)
 Written options                                                           (28)
                                                                   -------------
 Change in net unrealized gain or loss                                 (47,189)
                                                                   -------------
Net realized and unrealized gain (loss)                                 31,460
                                                                   -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    63,642
                                                                   -------------

The accompanying notes are an integral part of these financial statements.

20
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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands



                                                              Year
                                                             Ended
                                                          12/31/99    12/31/98

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                         $    32,182  $    32,032
  Net realized gain (loss)                                  78,649      124,608
  Change in net unrealized gain or loss                    (47,189)     (97,066)
                                                       ------------------------
  Increase (decrease) in net assets from operations         63,642       59,574
                                                       ------------------------
Distributions to shareholders
  Net investment income                                    (31,320)     (32,873)
  Net realized gain                                        (70,780)    (119,687)
                                                       ------------------------
  Decrease in net assets from distributions               (102,100)    (152,560)
                                                       ------------------------
Capital share transactions*
  Shares sold                                              143,841      250,691
  Distributions reinvested                                  99,709      148,934
  Shares redeemed                                         (353,024)    (362,823)
                                                       ------------------------
  Increase (decrease) in net assets from capital
  share transactions                                      (109,474)      36,802
                                                       ------------------------
Net Assets
Increase (decrease) during period                         (147,932)     (56,184)
Beginning of period                                      1,003,698    1,059,882
                                                       ------------------------
End of period                                          $   855,766  $ 1,003,698
                                                       ------------------------
*Share information
  Shares sold                                               10,394       16,549
  Distributions reinvested                                   8,041       11,361
  Shares redeemed                                          (25,956)     (24,044)
                                                       ------------------------
 Increase (decrease) in shares outstanding                  (7,521)       3,866


The accompanying notes are an integral part of these financial statements.

21
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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

22
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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended December 31, 1999, were as follows:

     ---------------------------------------------------------------------------
                                                     Number of
                                                     Contracts     Premiums

     Outstanding at beginning of period                     --  $        --

     Written                                               260      175,000
                                                     ---------------------------

     Outstanding at end of period                          260  $   175,000

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $248,698,000 and $420,007,000, respectively, for the year ended December 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $823,798,000. Net unrealized gain aggregated $34,578,000 at period-end, of which $103,706,000 related to appreciated investments and $69,128,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $461,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,869,000 for the year ended December 31, 1999, of which $190,000 was payable at period-end.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $2,481,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $536,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price Capital Appreciation Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.



     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     . $16,912,000 from short-term capital gains,

     . $53,868,000 from long-term capital gains, subject to the 20% rate gains category,

     For corporate shareholders, $14,463,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deductions.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


      * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS+

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio



* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information             Walk-In Investor Centers:
or to conduct transactions,                  For directions, call 1-800-225-5132
24 hours, 7 days a week                      or visit our Web site
By touch-tone telephone
Tele*Access 1-800-638-2587                   Baltimore Area
By Account Access on the Internet            Downtown
www.troweprice.com/access                    101 East Lombard Street
                                             Owings Mills
For assistance                               Three Financial Center
with your existing                           4515 Painters Mill Road
fund account, call:
Shareholder Service Center                   Boston Area
1-800-225-5132                               386 Washington Street
                                             Wellesley
To open a brokerage account
or obtain information, call:                 Colorado Springs
1-800-638-5660                               4410 ArrowsWest Drive

Internet address:                            Los Angeles Area
www.troweprice.com                           Warner Center
                                             21800 Oxnard Street, Suite 270
Plan Account Lines for retirement            Woodland Hills
plan participants:
The appropriate 800 number appears           Tampa
on your retirement account statement.        4200 West Cypress Street
                                             10th Floor
T. Rowe Price Associates
100 East Pratt Street                        Washington, D.C.
Baltimore, Maryland 21202                    900 17th Street N.W.
                                             Farragut Square
This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.         F72-050  12/31/99